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                                                                   EXHIBIT 10.14

                           AMENDMENT TO DEED OF TRUST

         THIS AMENDMENT is made and entered into as of the 23rd day of March, 1999, by and between FIRST BANK having its principal place of business in the County of St. Louis, Missouri (hereinafter referred to as "Lender") and EBS BUILDING, L.L.C., a Delaware limited liability company, residing or having its principal place of business at 800 Market Street, St. Louis, Missouri 63101 in the City of St. Louis, Missouri (hereinafter referred to as "Mortgagor") and FIRST LAND TRUSTEE CORP., St. Louis, Missouri (hereinafter referred to as "Trustee").

         WITNESSETH:

         WHEREAS, Lender has advanced certain funds to Mortgagor in the past;
and

         WHEREAS, said advance was secured by a Deed of Trust recorded in the Recorder of Deeds Office in the City of St. Louis, at Book 1374, Page 1226, (the "Deed of Trust"); and

         WHEREAS, said Deed of Trust provides for future advances and future obligations to be secured thereby and governed by Section 443.055 RSMo.;

         NOW, THEREFORE, in consideration of One Dollar ($1.00) and other good and valuable considerations paid by Trustee, the receipt and sufficiency of which is hereby acknowledged by Mortgagor, it is agreed as follows:

         1. The Deed of Trust is amended by deleting paragraph 2 on page 4 thereof and inserting the following in lieu thereof:

         The total amount outstanding or the total amount of obligations secured at any time which is secured by this Deed of Trust, excluding any interest and any amounts advanced by Lender for the protection of the security interest herein granted or amounts advanced or obligations incurred or evidenced for the completion of a contemplated improvement under a construction loan agreement, shall not exceed Six Million Dollars ($6,000,000). This Deed of Trust, including any future advances or future obligations, shall be governed by all provisions of Section 443.055 of the Revised Statutes of Missouri in effect as of the date hereof.

         2. The Deed of Trust is amended by deleting part (a) of the last paragraph on page 3 and inserting the following in lieu thereof:

              (a)(1) that certain promissory note dated March 16, 1998, executed by Mortgagor payable to the order of Lender in the principal amount of Two Million Dollars ($2,000,000.00) bearing interest as specified in said note, containing an attorneys' fee clause, with principal and interest payable as specified in said note and maturing on June 23, 1999 (hereinafter the "Note")


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including all amounts now or hereafter advanced by Lender to Mortgagor to and including the aggregate principal amount of the Note, and any additional amounts which Lender may be permitted to advance now or hereafter;

              (a)(2) that certain promissory note dated March 23, 1999, executed by Mortgagor payable to the order of Lender in the principal amount of Three Million Two Hundred Thousand Dollars ($3,200,000.00) bearing interest as specified in said note, containing an attorneys' fee clause, with principal and interest payable as specified in said note and maturing on June 23, 1999, (hereinafter the "Additional Note") including all amounts now or hereafter advanced by Lender to Mortgagor to and including the aggregate principal amount of the Additional Note, and any additional amounts which Lender may be permitted to advance now or hereafter (the Note and Additional note are hereinafter collectively referred to as the ?Additional Note?);

         3. The Deed of Trust is further amended as follows:

         a. The following shall be inserted immediately following Section 1.22:

              1.23. Year 2000.

                     1.23.1. "Year 2000 Compliant" shall mean that computer hardware, software, other equipment or applications containing embedded microchips, and other systems are able to perform date and time sensitive functions (including but not limited to, calculating, comparing and sequencing) from, into and between the twentieth and twenty-first centuries, and the years 1999 and 2000 and leap year calculations both prior to and after December 31, 1999.

                     1.23.2. "Year 2000 Problem" shall mean the inability of computer hardware, software, other equipment or applications containing embedded microchips, and other systems to perform date and time sensitive functions (including but not limited to, calculating, comparing and sequencing) from, into and between the twentieth and twenty-first centuries, and the years 1999 and 2000 and leap year calculations both prior to and after December 31, 1999.

                     1.23.3. The Mortgagor has (i) initiated a review and assessment of all areas within Mortgagor's (and each of Mortgagor's Subsidiaries') business and operations (including those affected by suppliers and vendors) that could be adversely affected by the Year 2000 Problem, (ii) developed a plan and timeline for addressing the Year 2000 Problem on a timely basis, and (iii) to date, implemented that plan in accordance with that timetable. The Mortgagor reasonably believes that all computer applications (including those of its suppliers and vendors) that are material to Mortgagor's (or any of Mortgagor's Subsidiaries') businesses and operations will on a timely basis be Year 2000 Compliant except to the extent that a failure to do so could not reasonably be expected to have a material adverse effect upon the financial condition of Mortgagor.

                     1.23.4. The Mortgagor has reviewed, or will expeditiously review its operations with a view to assessing whether its businesses will be vulnerable to a Year 2000 Problem or will be vulnerable to the effects of a Year 2000 Problem suffered by any of the Mortgagor's major commercial counter-parties. The Mortgagor shall take all actions necessary


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and commit adequate resources to assure that its computer-based and other systems are Year 2000 Compliant before, on and after January 1, 2000, without experiencing any Year 2000 Problem that could cause a material adverse effect on the Mortgagor or its businesses. At the request of the Lender, the Mortgagor will provide the Lender with assurances and substantiations (including, but not limited to, the results of internal or external audit reports prepared in the ordinary course of business) reasonably acceptable to the Lender as to the capability of the Mortgagor to conduct its businesses and operations before, on and after January 1, 2000, without experiencing a Year 2000 Problem causing a material adverse effect on the Mortgagor or its businesses. The Mortgagor represents and warrants that it has a reasonable basis to believe that no Year 2000 Problem will cause a material adverse effect on the Mortgagor or its businesses.

                     1.23.5. The Mortgagor will promptly notify the Lender in the event the Mortgagor discovers or determines that any computer application (including those of its suppliers and vendors) that is material to Mortgagor's (or any of Mortgagor's Subsidiaries')businesses and operations will not be Year 2000 Compliant on a timely basis except to the extent that a failure to do so could not reasonably be expected to have a material adverse effect upon the financial condition of Mortgagor.

         b. The following shall be inserted immediately following Section 3.22:

                  3.23 Statutory Notice-Insurance. The following notice is given pursuant to Section 427.120 of the Missouri Revised Statutes; nothing contained in such notice shall be deemed to limit or modify the terms of the Loan
Documents:

                  UNLESS YOU PROVIDE EVIDENCE OF THE INSURANCE COVERAGE REQUIRED BY YOUR AGREEMENT WITH US, WE MAY PURCHASE INSURANCE AT YOUR EXPENSE TO PROTECT OUR INTERESTS IN YOUR COLLATERAL. THIS INSURANCE MAY, BUT NEED NOT, PROTECT YOUR INTERESTS. THE COVERAGE THAT WE PURCHASE MAY NOT PAY ANY CLAIM THAT YOU MAKE OR ANY CLAIM THAT IS MADE AGAINST YOU IN CONNECTION WITH THE COLLATERAL. YOU MAY LATER CANCEL ANY INSURANCE PURCHASED BY US, BUT ONLY AFTER PROVIDING EVIDENCE THAT YOU HAVE OBTAINED INSURANCE AS REQUIRED BY OUR AGREEMENT. IF WE PURCHASE INSURANCE FOR THE COLLATERAL, YOU WILL BE RESPONSIBLE FOR THE COSTS OF THAT INSURANCE, INCLUDING THE INSURANCE PREMIUM, INTEREST AND ANY OTHER CHARGES WE MAY IMPOSE IN CONNECTION WITH THE PLACEMENT OF THE INSURANCE, UNTIL THE EFFECTIVE DATE OF THE CANCELLATION OR EXPIRATION OF THE INSURANCE. THE COSTS OF THE INSURANCE MAY BE ADDED TO YOUR TOTAL OUTSTANDING BALANCE OR OBLIGATION. THE COSTS OF THE INSURANCE MAY BE MORE THAN THE COST OF INSURANCE YOU MAY BE ABLE TO OBTAIN ON YOUR OWN.

         4. The lien of the original Deed of Trust and the covenants and agreements therein, and in the note originally secured by the Deed of Trust and all other obligations secured thereby, except as herein modified, shall be and remain in full force and effect, subject to all of the


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conditions and provisions contained in the note secured by the original Deed of
Trust and other obligations in the Deed of Trust. Mortgagor hereby assumes and agrees to be bound by and to perform all of the covenants and agreements contained in the note originally secured by the Deed of Trust, and other obligations in the Deed of Trust to be performed by the makers thereof, at the times and in the manner therein specified, except as expressly modified and/or extended herein.






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         IN WITNESS WHEREOF, this Amendment has been duly executed by the undersigned as of the 23rd day of March, 1999.

                                 EBS BUILDING, L.L.C.

                                 By:  PricewaterhouseCoopers LLP, manager
(SEAL)

                                 By:           /s/ Keith F. Cooper
                                    -------------------------------------
                                      Keith F. Cooper, Partner


                                 FIRST BANK


                                 By:           /s/ Russell L. Whites
                                    -------------------------------------
                                      Russell L. Whites, Vice President





















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STATE OF MISSOURI       )
                        )       SS.
COUNTY OF ST. LOUIS     )

         On this      day of March, 1999, before me appeared Keith F. Cooper, to me personally known, who, by me being duly sworn did say that he is a partner of PricewaterhouseCoopers LLP, a limited liability partnership, and the said limited liability partnership is the manager of EBS Building, L.L.C., a limited liability company and said Keith F. Cooper acknowledged that he executed the same in behalf of said limited liability partnership and said limited liability company and said Keith F. Cooper acknowledged said instrument to be the free act and deed of said limited liability partnership and said limited liability company.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal at my office in the county or city and state aforesaid, the day and year last above written.

                                                  /s/ Donna R. Franz
                                         -----------------------------------
                                         Notary Public

My Term Expires: 1/9/2001


                              LENDER ACKNOWLEDGMENT

STATE OF MISSOURI       )
                        )       SS.
COUNTY OF ST. LOUIS     )

         On this      day of March, 1999, before me appeared Russell L. Whites,
to me personally known, who, being by me duly sworn, did say that he is a Vice President of First Bank, a Missouri banking corporation and that the seal affixed to the foregoing instrument is the corporate seal of said corporation, and that said instrument was signed and sealed in behalf of said corporation, by authority of its Board of Directors; and said Russell L. Whites acknowledged said instrument to be the free act and deed of said corporation.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed an official seal at my office in the county or city and state aforesaid, the day and year last above written.

                                                /s/ Marsha A. Woods
                                         -----------------------------------
                                         Notary Public

My Term Expires: July 1, 2001





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